UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 22, 2005


                             NEVADA CHEMICALS, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-10634


              Utah                                           87-0351702
(State or other jurisdiction of                     (IRS Employer Identification
         incorporation)                                        Number)

                       9149 So. Monroe Plaza Way, Suite B
                                Sandy, Utah 84070
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (801) 984-0228

   Former name or former address, if changed since last report: Not Applicable
                             ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On November 22, 2005 Nevada Chemicals, Inc. (the "Company") received notice from the Nasdaq Stock Market that it did not satisfy Marketplace Rule 4310(c)(14) as a result of the delay in filing its quarterly report on Form 10-Q for the period ended September 30, 2005. Accordingly, the Company's common stock will be delisted as of the opening of business on December 1, 2005 if the Company does not timely request a hearing before the Nasdaq Listing
Qualifications Panel. As a result, the letter "E" will be appended to the trading symbol for the Company's common stock as of November 25, 2005, so that the common stock will trade under the symbol "NCEME".

         The Company has filed a request for a hearing before a Nasdaq Listing Qualifications Panel. This request for hearing will stay the delisting so that the Company's common stock will continue to trade until the hearing and for any additional period granted by the Nasdaq Listing Qualifications Panel as a result of the hearing. Hearings are typically scheduled within 30 to 45 days of the Company's request. There can be no assurance that the Nasdaq Listing
Qualifications Panel will grant the Company any additional time after the hearing to comply with the Nasdaq listing requirements.

         As previously announced, the Company's quarterly report on Form 10-Q for the period ended September 30, 2005 has been delayed pending the restatement of the Company's consolidated financial statements as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the interim condensed consolidated financial statements as of and for the periods ended March 31, and June 30, 2005.

         A copy of the press release issued by the Company on November 25, 2005 regarding the receipt of the determination letter is attached to this report on Form 8-K as Exhibit 99.

         The forward-looking statements contained herein are based on the Company's current expectations and actual results may differ. The Company is still analyzing the appropriate amount and classifications of the tax liabilities and assets to be reflected in the consolidated balance sheets and the provision for income taxes to be reflected in the consolidated statements of income. The actual amounts ultimately reported and the timing of the filings are dependent on the completion of the Company's analysis, the preparation of restated consolidated financial statements, and the audit and review (and related reports) on the Company's consolidated financial statements for the affected periods by the Company's independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

         Exhibit Number             Exhibit Title
         --------------             -------------
         99.1                       Press Release dated November 25, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NEVADA CHEMICALS, INC.


Date:         November 25, 2005               By:    /S/ Dennis P. Gauger
                                                     -----------------------
                                                     Dennis P. Gauger
                                                     Chief Financial Officer


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